SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 10, 1997
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                           FLEET FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)

                     1-6366                         05-0341324
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           (Commission File Number)     (IRS Employer Identification No.)


          One Federal Street, Boston, Massachusetts           02110
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           (Address of principal executive offices)         (Zip Code)

          Registrant's telephone number, including area code: 617-346-4000
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          (Former name or former address, if changed since last report)
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Item 5. Other Materially Important Events.

      On November 10, 1997, Registrant authorized the sale of and established the terms of $2,000,000,000 in aggregate principal amount of its Senior Medium-Term Notes, Series L and Subordinated Medium-Term Notes, Series M (the "Notes"), under Registration Statement No. 333-37231. The Notes have maturities ranging nine months or more and bear interest at fixed or floating rates. The Notes are to be offered by Registrant's Agents, Fleet National Bank, Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Salomon Brothers Inc and UBS Securities LLC. Closing documents relating to the Notes were executed and delivered on November 21, 1997.

Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements

            Not applicable

      (b)   Pro Forma Financial Statements

            Not applicable

      (c)   Exhibits

      The following exhibits are filed as part of this report:

      (1)(a) Selling Agency Agreement dated November 10, 1997 between Registrant, Goldman Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities, Inc., Salomon Brothers Inc and UBS Securities LLC

      (1)(b) Distribution Agreement dated November 10, 1997 between Registrant and Fleet National Bank

      (4)(a)  Specimen certificate of the Series L Senior Medium-Term Notes

      (4)(b)  Specimen certificate of the Series M Subordinated Medium-Term
              Notes


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                       FLEET FINANCIAL GROUP, INC.
                                               Registrant



                                       By /s/ William C. Mutterperl
                                          ---------------------------------
                                           William C. Mutterperl
                                           Secretary and General Counsel


Date:  November 10, 1997


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